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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): February 20, 1998

                                  ECOMAT, INC.

             (Exact name of Registrant as specified in its charter)

  Delaware                       0-21613              13-3865026
 (State of incorporation)        (Commission          (I.R.S. employer
                                 file number)          identification number)

147 Palmer Avenue
Mamaroneck, New York                                                10543-3632
(Address of principal executive offices)                            (Zip code)

Registrant's Telephone Number,
Including Area Code: (914)777-3600



                         The Exhibit Index is on Page 4


                                Page 1 of 6 Pages





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ITEM 5. OTHER MATTERS.

Election of Chief Executive and Chief Operating Officers and Directors and Implementation of Cost-Savings Measures.

A copy of the press release dated February 23, 1998 relating to the election of chief executive and chief operating officers and directors of Ecomat, Inc. and the implementation of certain cost-savings measures is attached hereto as Exhibit A and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Press Release dated February 24, 1998



                                Page 2 of 6 Pages



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                     ECOMAT, INC.

                                     By: /s/ ASTRID HINDEMITH
                                         --------------------------
                                        Astrid Hindemith
                                        Chairman and Chief Executive Officer

Dated:  February 24, 1998



                                Page 3 of 6 Pages



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                                INDEX OF EXHIBITS

                                                             Page of this
Exhibit No.       Description                                   Report
----------        ------------                                   -----
   A            Press Release dated February 24, 1998              5





                                Page 4 of 6 Pages

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